UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): January 2, 2025

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation, Separation Agreement and Release with Suzanne Scrabis

On January 2, 2025, XWELL, Inc. (the “Company”) entered into that certain Resignation, Separation Agreement and Release (the “Scrabis Release Agreement”), by and between the Company and Suzanne Scrabis, and effective as January 8, 2025 (the “Scrabis Separation Date”), in connection with Ms. Scrabis’s resignation as the Chief Financial Officer of the Company. Pursuant to the terms of the Scrabis Release Agreement, in consideration for performing certain transition services and entering into the Scrabis Release Agreement, Ms. Scrabis will receive within 30 days from the Separation Date, a regular bi-weekly salary in the amount of $11,538.46 for a period of six months, less all applicable deductions and withholdings. The Company has additionally agreed to reimburse the portion of Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, premiums paid by Ms. Scrabis for the continuation of health coverage under the Company’s group benefit plans, for up to six months and subject to certain exceptions.

The Scrabis Release Agreement also provides for certain customary covenants regarding confidentiality and a release of claims. Ms. Scrabis’s resignation as the Chief Financial Officer of the Company was not the result of any disagreement regarding any matter relating to the Company’s operations, policies, or practices.

Executive Employment Agreement with Thomas Ian Brown

On January 3, 2025, the Company entered into that certain Executive Employment Agreement (the “Brown Employment Agreement”) with Thomas Ian Brown, effective as of January 6, 2025 (the “Brown Effective Date”). As of the Brown Effective Date, Mr. Brown shall serve as the Company’s Chief Financial Officer.

Pursuant to the terms of the Brown Employment Agreement, Mr. Brown shall be employed for a period of three years beginning on the Brown Effective Date (the “Initial Employment Period”), which such period shall be automatically renewed for additional consecutive terms of one year each (each, a “Renewal Period” and together with the Initial Employment Period, the “Employment Period”), unless either Mr. Brown or the Company provide a written notice of non-renewal at least 30 days prior to the end of the Initial Employment Period or the then-current Renewal Period, as applicable. The Company shall pay Mr. Brown an annual base salary of $375,000 (the “Base Salary”), less applicable taxes and deductions. Mr. Brown will additionally receive (i) a signing bonus in the amount of $75,000 and (ii) a guaranteed bonus of $75,000 within 30 days of the first anniversary of the Brown Effective Date, provided that Mr. Brown has been an employee in good standing at all times throughout such period. During the Employment Period, Mr. Brown will be eligible to earn an annual bonus of up to 100% of the Base Salary, based upon the achievement of performance goals and metrics established by the Board at its sole discretion, which such bonus payment, if any, shall be split 50/50 between cash and a grant of restricted stock units with respect to the Company’s common stock, par value $0.01 per share (the “Common Stock”). Additionally, following the Brown Effective Date, Mr. Brown shall be granted (A) stock options to purchase up to 37,000 shares of Common Stock at an exercise price equal to the fair market value on the date of the grant, which shall be the closing price of the grant date, with such stock options to vest in four quarterly installments of 25% each on the first, second, third and fourth quarters after the grant date.

Pursuant to the terms of the Brown Employment Agreement, the Company may terminate the Brown Employment Agreement and Mr. Brown’s employment thereunder for Cause or Good Reason (as such terms are defined in the Brown Employment Agreement) at any time during the Employment Period and pursuant to the terms and conditions of the Brown Employment Agreement, or without Cause or Good Reason at any time during the Employment Period and pursuant to the terms and conditions of the Brown Employment Agreement.

Ian Brown has more than 25 years of experience in operational finance. He has expertise in systems transformation, financial operations, and back-office process improvement. From 2022 to 2025, Mr. Brown was a Managing Director of the Strategic FP&A Group at Accordion. Prior to that role, he served at FTI Consulting in their Technology Transformation group from 2014 to 2022. Prior, he was Senior Director Business Planning, Customer Operations at Charter Communications, and a Director of Operational Finance for Insight Communications. Before this, Ian was the CFO of two early-stage companies, was a colleague of Ezra Ernst at Wolters Kluwer, and also worked in media investment banking. He holds an M.B.A from The Tuck School of Business at Dartmouth and a B.A. from Vassar College.

There is no family relationship between Mr. Brown and any director or executive officer of the Company. There are no transactions between Mr. Brown and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The foregoing is only a summary of the material terms of the Scrabis Release Agreement and the Brown Employment Agreement and does not purport to be complete. The foregoing summary is qualified in its entirety by reference to the complete text of the Scrabis Release Agreement and the Brown Employment Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 7, 2025, the Company issued a press release announcing the change in the Company’s management, attached hereto as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the materials attached hereto.

The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Forward-Looking Statements

The press release includes forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. The forward-looking statements in the press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to, the risks and uncertainties and other factors discussed from time to time in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements, registration statement and other documents filed by the Company from time to time with the SEC. The Company expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Resignation, Separation Agreement and Release with Suzanne A. Scrabis, effective as of January 8, 2025
10.2	Executive Employment Agreement with Thomas Ian Brown, effective as of January 6, 2025
99.1	Press Release, dated January 7, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: January 7, 2025	By:	/s/ Ezra T. Ernst
	Name:	Ezra T. Ernst
	Title:	President and Chief Executive Officer